                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 1
                      TO THE FOURTH AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

   This Amendment No. 1 (the "Amendment") to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends, effective August 3, 2017, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017 (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to add Invesco Target Date 2015 Fund, Invesco Target Date 2020 Fund, Invesco Target Date 2025 Fund, Invesco Target Date 2030 Fund, Invesco Target Date 2035 Fund, Invesco Target Date 2040 Fund, Invesco Target Date 2045 Fund, Invesco Target Date 2050 Fund, Invesco Target Date 2055 Fund, Invesco Target Date 2060 Fund, Invesco Target Date 2065 Fund and Invesco Target Date Retirement Now Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 3, 2017.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------

Invesco Alternative Strategies Fund                       Class A Shares
                                                          Class C Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class T Shares
                                                          Class Y Shares

Invesco Balanced-Risk Retirement Now Fund                 Class A Shares
                                                          Class AX Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class CX Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class RX Shares
                                                          Class T Shares
                                                          Class Y Shares

Invesco Balanced-Risk Retirement 2020 Fund                Class A Shares
                                                          Class AX Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class CX Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class RX Shares
                                                          Class T Shares
                                                          Class Y Shares

Invesco Balanced-Risk Retirement 2030 Fund                Class A Shares
                                                          Class AX Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class CX Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class RX Shares

PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------

                                                          Class T Shares
                                                          Class Y Shares

Invesco Balanced-Risk Retirement 2040 Fund                Class A Shares
                                                          Class AX Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class CX Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class RX Shares
                                                          Class T Shares
                                                          Class Y Shares

Invesco Balanced-Risk Retirement 2050 Fund                Class A Shares
                                                          Class AX Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class CX Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class RX Shares
                                                          Class T Shares
                                                          Class Y Shares

Invesco Conservative Allocation Fund                      Class A Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class S Shares
                                                          Class T Shares
                                                          Class Y Shares

Invesco Convertible Securities Fund                       Class A Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class F Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class T Shares
                                                          Class Y Shares

 PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
 ---------                                        -------------------------

 Invesco Global Low Volatility Equity Yield Fund         Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class T Shares
                                                         Class Y Shares

 Invesco Growth Allocation Fund                          Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class S Shares
                                                         Class T Shares
                                                         Class Y Shares

 Invesco Income Allocation Fund                          Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class T Shares
                                                         Class Y Shares

 Invesco International Allocation Fund                   Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class T Shares
                                                         Class Y Shares

 Invesco Mid Cap Core Equity Fund                        Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class T Shares
                                                         Class Y Shares

PORTFOLIO                                           CLASSES OF EACH PORTFOLIO
---------                                          ----------------------------

Invesco Moderate Allocation Fund                          Class A Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class S Shares
                                                          Class T Shares
                                                          Class Y Shares

Invesco Multi-Asset Inflation Fund                        Class A Shares
                                                          Class C Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class T Shares
                                                          Class Y Shares

Invesco Quality Income Fund                               Class A Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class F Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class T Shares
                                                          Class Y Shares

Invesco Small Cap Growth Fund                             Class A Shares
                                                          Class B Shares
                                                          Class C Shares
                                                          Class F Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class S Shares
                                                          Class T Shares
                                                          Class Y Shares
                                                          Investor Class Share

Invesco Target Date 2015 Fund                             Class A Shares
                                                          Class C Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class Y Shares

PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------

Invesco Target Date 2020 Fund                             Class A Shares
                                                          Class C Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class Y Shares

Invesco Target Date 2025 Fund                             Class A Shares
                                                          Class C Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class Y Shares

Invesco Target Date 2030 Fund                             Class A Shares
                                                          Class C Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class Y Shares

Invesco Target Date 2035 Fund                             Class A Shares
                                                          Class C Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class Y Shares

Invesco Target Date 2040 Fund                             Class A Shares
                                                          Class C Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class Y Shares

Invesco Target Date 2045 Fund                             Class A Shares
                                                          Class C Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class Y Shares

Invesco Target Date 2050 Fund                             Class A Shares
                                                          Class C Shares
                                                          Class R Shares
                                                          Class R5 Shares
                                                          Class R6 Shares
                                                          Class Y Shares

PORTFOLIO                                CLASSES OF EACH PORTFOLIO
---------                                -------------------------

Invesco Target Date 2055 Fund                   Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class Y Shares

Invesco Target Date 2060 Fund                   Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class Y Shares

Invesco Target Date 2065 Fund                   Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class Y Shares

Invesco Target Date Retirement Now Fund         Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class Y Shares"

                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 2
                      TO THE FOURTH AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

   This Amendment No. 2 (the "Amendment") to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends, effective December 18, 2017, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017 (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names;

CURRENT NAME                              NEW NAME
Invesco Target Date 2015 Fund             Invesco Peak Retirement(TM) 2015 Fund
Invesco Target Date 2020 Fund             Invesco Peak Retirement(TM) 2020 Fund
Invesco Target Date 2025 Fund             Invesco Peak Retirement(TM) 2025 Fund
Invesco Target Date 2030 Fund             Invesco Peak Retirement(TM) 2030 Fund
Invesco Target Date 2035 Fund             Invesco Peak Retirement(TM) 2035 Fund
Invesco Target Date 2040 Fund             Invesco Peak Retirement(TM) 2040 Fund
Invesco Target Date 2045 Fund             Invesco Peak Retirement(TM) 2045 Fund
Invesco Target Date 2050 Fund             Invesco Peak Retirement(TM) 2050 Fund
Invesco Target Date 2055 Fund             Invesco Peak Retirement(TM) 2055 Fund
Invesco Target Date 2060 Fund             Invesco Peak Retirement(TM) 2060 Fund
Invesco Target Date 2065 Fund             Invesco Peak Retirement(TM) 2065 Fund
Invesco Target Date Retirement Now Fund   Invesco Peak Retirement(TM) Now Fund

   NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 18, 2017.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
 ---------                                          -------------------------

 Invesco Alternative Strategies Fund                    Class A Shares
                                                        Class C Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class T Shares
                                                        Class Y Shares

 Invesco Balanced-Risk Retirement Now Fund              Class A Shares
                                                        Class AX Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class CX Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class RX Shares
                                                        Class T Shares
                                                        Class Y Shares

 Invesco Balanced-Risk Retirement 2020 Fund             Class A Shares
                                                        Class AX Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class CX Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class RX Shares
                                                        Class T Shares
                                                        Class Y Shares

 Invesco Balanced-Risk Retirement 2030 Fund             Class A Shares
                                                        Class AX Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class CX Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class RX Shares

 PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
 ---------                                          -------------------------

                                                        Class T Shares
                                                        Class Y Shares

 Invesco Balanced-Risk Retirement 2040 Fund             Class A Shares
                                                        Class AX Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class CX Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class RX Shares
                                                        Class T Shares
                                                        Class Y Shares

 Invesco Balanced-Risk Retirement 2050 Fund             Class A Shares
                                                        Class AX Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class CX Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class RX Shares
                                                        Class T Shares
                                                        Class Y Shares

 Invesco Conservative Allocation Fund                   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class F Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class S Shares
                                                        Class T Shares
                                                        Class Y Shares

 Invesco Convertible Securities Fund                    Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class F Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class T Shares
                                                        Class Y Shares

 PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
 ---------                                        -------------------------

 Invesco Global Low Volatility Equity Yield Fund         Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class T Shares
                                                         Class Y Shares

 Invesco Growth Allocation Fund                          Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class S Shares
                                                         Class T Shares
                                                         Class Y Shares

 Invesco Income Allocation Fund                          Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class T Shares
                                                         Class Y Shares

 Invesco International Allocation Fund                   Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class T Shares
                                                         Class Y Shares

 Invesco Mid Cap Core Equity Fund                        Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class F Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class T Shares
                                                         Class Y Shares

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                              ----------------------------

Invesco Moderate Allocation Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class F Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class S Shares
                                              Class T Shares
                                              Class Y Shares

Invesco Multi-Asset Inflation Fund            Class A Shares
                                              Class C Shares
                                              Class F Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class T Shares
                                              Class Y Shares

Invesco Quality Income Fund                   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class F Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class T Shares
                                              Class Y Shares

Invesco Small Cap Growth Fund                 Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class F Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class S Shares
                                              Class T Shares
                                              Class Y Shares
                                              Investor Class Share

Invesco Peak Retirement(TM) 2015 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

PORTFOLIO                              CLASSES OF EACH PORTFOLIO
---------                              -------------------------

Invesco Peak Retirement(TM) 2020 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Peak Retirement(TM) 2025 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Peak Retirement(TM) 2030 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Peak Retirement(TM) 2035 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Peak Retirement(TM) 2040 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Peak Retirement(TM) 2045 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Peak Retirement(TM) 2050 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

PORTFOLIO                              CLASSES OF EACH PORTFOLIO
---------                              -------------------------

Invesco Peak Retirement(TM) 2055 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Peak Retirement(TM) 2060 Fund         Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Peak Retirement(TM) 2065 Fund.        Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Peak Retirement(TM) Now Fund          Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares"